Exhibit 32.1

CERTIFICATION ACCOMPANYING PERIODIC REPORT PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
CERTIFICATION OF CHIEF EXECUTIVE OFFICER

The undersigned, Jeffrey J. Steiner, Chief Executive Officer of The Fairchild Corporation (“Company”), hereby certifies that (1) the Quarterly Report of the Company on Form 10-Q for the Quarterly Period Ended December 31, 2004 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company.

Date: February 9, 2005

/s/ JEFFREY J. STEINER
Jeffrey J. Steiner
Chairman of the Board and Chief Executive Officer

Exhibit 32.2

CERTIFICATION ACCOMPANYING PERIODIC REPORT PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
CERTIFICATION OF CHIEF FINANCIAL OFFICER

The undersigned, John L. Flynn, Chief Financial Officer of The Fairchild Corporation (“Company”), hereby certifies that (1) the Quarterly Report of the Company on Form 10-Q for the Quarterly Period Ended December 31, 2004 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company.

Date: February 9, 2005

/s/ JOHN L. FLYNN
John L. Flynn
Chief Financial Officer, Treasurerand
Senior Vice President, Tax